UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 4, 2008

TIME WARNER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	13-4099534
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

One Time Warner Center, New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

212-484-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2008, Time Warner Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation with the Secretary of State of Delaware, which became effective upon filing. The Company included a proposal in the Company’s definitive Proxy Statement dated March 31, 2008 seeking stockholder approval to amend the Company’s Restated Certificate of Incorporation to replace the remaining super-majority vote requirements with a majority vote standard. The Company’s proposal was approved by the stockholders at the Company’s 2008 Annual Meeting of Stockholders held on May 16, 2008.

The Certificate of Amendment amended Article VIII of the Company’s Restated Certificate of Incorporation to change the 80% vote requirement for stockholders to amend provisions in the Restated Certificate of Incorporation that provide for (i) the limitation of directors’ liability and (ii) the Company’s ability to redeem shares when a redemption is necessary to prevent the loss or secure the reinstatement of any license or franchise of the Company or its subsidiaries from a government agency. The amendment also eliminated the 80% vote requirement for stockholders to amend, alter or repeal, or adopt any provision inconsistent with the vote requirement. The super-majority vote standard was replaced by a majority vote standard that requires the affirmative vote of holders of a majority or more of the combined voting power of all classes and series of capital stock entitled generally to vote in the election of directors, voting together as a single class, to amend, alter or repeal, or adopt any provision inconsistent with, Article VIII, Article IX or Section 5 of Article IV of the Company’s Restated Certificate of Incorporation.

A copy of the Certificate of Amendment as filed with the Secretary of State of Delaware is filed as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

3.1	Certificate of Amendment, dated June 4, 2008, to Time Warner Inc.’s Restated Certificate of Incorporation, filed with the Secretary of State of Delaware on June 4, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.

By:     /s/ Pascal Desroches

        Name: Pascal Desroches
        Title:   Senior Vice President and Controller

Date:  June 5, 2008

EXHIBIT INDEX

Exhibit	Description

3.1	Certificate of Amendment, dated June 4, 2008, to Time Warner Inc.’s Restated Certificate of Incorporation, filed with the Secretary of State of Delaware on June 4, 2008.

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